Exhibit 10.19

C

FIRST (1st) AMENDMENT TO THE LEASE BETWEEN Cannabis Bioscience International Holdings AND 6201 Bonhomme, L.P..

Landlord and Tenant agree to amend the Lease and continue to lease the space commonly known as "Suite **435N**" at the **6201 Bonhomme Rd.** office building under the following terms and conditions:

One (1) year(s) at:

$**1,730.37** per month from **05/01/2025** to **04/30/2026.**

These rates are subject to the "CPI" month used for the "CPI" clause in the original Lease, as such month may be reset by any renewal amendment(s) thereto. The Term shall begin on **05/01/2025**.

Tenant currently has $**1,632.43** on file as a security deposit.

Landlord's address for Rent payments: **6201 Bonhomme, L.P.**.
PO BOX 4737
Houston TX 77210-4737

Landlord's address for all purposes other than rent payments: 7324 Southwest Freeway, Suite 1900
Houston, Texas 77074

This amendment may be executed by the parties in multiple counterparts, which together shall have the full force and effect of a fully executed agreement between the parties. Electronic signatures by either party are valid, and Tenant agrees that this amendment, the Lease and related documents and records may be created, kept and transmitted as electronic files only.

This form of amendment may be generated electronically, and Tenant therefore agrees, at any time, and from time to time, to perform, execute and/or deliver to Landlord any and all such additional documents as Landlord may deem to be necessary or proper to implement the intent of the parties under this amendment and correct any errors in this amendment (including but not limited to any mistake, error in or non-market fees, payments or length of term) within five (5) days of any request by Landlord.

All other provisions of the Lease (as amended, if applicable) shall remain the same.

Attested by:

Dante Picazo

____
TENANT (signature)

Dante Picazo

____
TENANT (print name and title)

06-17-2025

____
Date

Attested by:

LANDLORD: 6201 Bonhomme, L.P.

BY: Boxer Property Management Corp.
A Texas Corporation

Management Company for Landlord

Kathryn [signature]

____
(signature)

06-18-2025

____
Date

Boxerpropmancorp01/15renewalamendment

D.A.
Tenant Initials

Document Ref: WRNNR-YGNBK-IX6RU-YEQHE

Boxerpropmancorp01/15renewalamendment Lease Renewals for Tenants Utilizing Payment Portal Autopay If you are currently using the Autopay feature through the Boxer Tenant Payment Portal at www.BoxerProperty.com/tenant - center/my - account , we recommend logging in to confirm the new monthly amount and update the end date for payment to match the end of your new lease. Lease Renewals for Tenants with Automatic Bank Draft (ACH) If you have enrolled with Boxer Property to automatically draft your bank account for rent via ACH, please request to convert from ACH to a Boxer Tenant Portal Account by registering through the Tenant Center at www.BoxerProperty.com. Please acknowledge your understanding of this requirement by initialing here . Tenant Initials Page 2 of 5 Document Ref: WRNNR - YGNBK - IX6RU - YEQHE

Boxerpropmancorp01/15renewalamendment C ACCEPTANCE OF PREMISES BUILDING NAME: 6201 Bonhomme Rd. ADDRESS: 6201 Bonhomme Rd Houston, TX. 77036 (Address) As the tenant of suite # 435N ,I hereby certify that I have accepted the premises, and all tenant improvements as set forth in the Lease agreement have been completed in a manner satisfactory and acceptable to me. TENANT (signature and title) Dante Picazo TENANT (print name) 06 - 17 - 2025 Date Tenant Initials Page 3 of 5 Document Ref: WRNNR - YGNBK - IX6RU - YEQHE

Tenant Representation Letter Information about Brokerage Services Before working with a real estate broker, you should know that the duties of a broker depend on whom the broker represents. If you are a prospective seller or landlord (owner) or a prospective buyer or tenant (buyer), you should know that the broker who lists the property for sale or lease is the owner’s agent. A broker who acts as a subagent represents the owner in cooperation with the listing broker. A broker who acts as a buyer’s agent represents the buyer. A broker may act as an intermediary between the parties if the parties consent in writing. A broker can assist you in locating a property, preparing a contract or lease, or obtaining financing without representing you. A broker is obligated by law to treat you honestly. IF THE BROKER REPRESENTS THE OWNER: The broker becomes the owner’s agent by entering into an agreement with the owner, usually through a written listing agreement, or by agreeing to act as a subagent by accepting an offer of sub agency from the listing broker. A subagent may work in a different real estate office. A listing broker or subagent can assist the buyer but does not represent the buyer and must place the interests of the owner first. The buyer should not tell the owner’s agent anything the buyer would not want the owner to know because an owner’s agent must disclose to the owner any material information known to the agent. IF THE BROKER REPRESENTS THE BUYER: The broker becomes the buyer’s agent by entering into an agreement to represent the buyer, usually through a written buyer representation agreement. A buyer’s agent can assist the owner but does not represent the owner and must place the interests of the buyer first. The owner should not tell a buyer’s agent anything the owner would not want the buyer to know because a buyer’s agent must disclose to the buyer any material information known to the agent. IF THE BROKER ACTS AS AN INTERMEDIARY: A broker may act as an intermediary between the parties if the broker complies with The Texas Real Estate License Act. The broker must obtain the written consent of each party to the transaction to act as an intermediary. The written consent must state who will pay the broker and, in conspicuous bold or underlined print, set forth the broker’s obligations as an intermediary. The broker is required to treat each party honestly and fairly and to comply with The Texas Real Estate License Act. A broker who acts as an intermediary in a transaction: (1) shall treat all parties honestly; (2) may not disclose that the owner will accept a price less than the asking price unless authorized in writing to do so by the owner; (3) may not disclose that the buyer will pay a price greater than the price submitted in a written offer unless authorized in writing to do so by the buyer; and (4) may not disclose any confidential information or any information that a party specifically instructs the broker in writing not to disclose unless authorized in writing to disclose the information or required to do so by The Texas Real Estate License Act or a court order or if the information materially relates to the condition of the property. With the parties’ consent, a broker acting as an intermediary between the parties may appoint a person who is licensed under The Texas Real Estate License Act and associated with the broker to communicate with and carry out instructions of one party and another person who is licensed under that Act and associated with the broker to communicate with and carry out instructions of the other party. If you choose to have a broker represent you, you should enter into a written agreement with the broker that clearly establishes the broker’s obligations and your obligations. The agreement should state how and by whom the broker will be paid. You have the right to choose the type of representation, if any, you wish to receive. Your payment of a fee to a broker does not necessarily establish that the broker represents you. If you have any questions regarding the duties and responsibilities of the broker, you should resolve those questions before proceeding. TENANT REPRESENTATION Tenant certifies that (broker) represents Tenant in the negotiation and/or site selection of commercial space for lease. Check ց if none. TENANT (signature and title) Dante Picazo TENANT (print name) 06 - 17 - 2025 Date Boxerpropmancorp01/15renewalamendment C Tenant Initials Page 4 of 5 Document Ref: WRNNR - YGNBK - IX6RU - YEQHE

TENANT CONTACT INFORMATION AND AUTHORIZED SIGNATURES

Building Name: **6201 Bonhomme Rd.**
Tenant Name: **Cannabis Bioscience International Holdings**
Address: **6201 Bonhomme Rd Houston, TX. 77036** Suite #: **435N**
Phone No: **(214)-733-0868** Fax No: _
E-mail Address: **dpicazo@msn.com**

Please list below persons to be contacted in case of an emergency. Emergency numbers will remain confidential and are used only in the event of an emergency involving the Premises.

1. Name: Residence Phone:
Mobile Phone:
2. Name: Residence Phone:
Mobile Phone:
3. Name: Residence Phone:
Mobile Phone:

CORPORATE OFFICE:

Contact:
Address:
City, State, Zip:
Phone:
Fax:
Email:

ACCOUNTING:

Contact:
Address:
City, State,Zip:
Phone:
Fax:
Email:

PERSON(S) AUTHORIZED TO APPROVE BILLABLE SERVICES (locks, keys and other billable services):

Name: Phone:
Name: Phone:
Name: Phone:

Building management is often asked to grant access to the Premises by one of your employees when they have locked themselves out of their office or when they have left their keys at home, etc. Please list the names of those who management is allowed to let into the Premises upon presenting proper identification. If you choose not to list anyone then building management will not be allowed to open the door to the Premises unless it is for the owners of the business who are personally known by building management.

Name: ID #/State:
Name: ID #/State:
Name: ID #/State:
Name: ID #/State:

MARKETING RELEASE:
In the event Tenant permits photo(s) to be taken of Tenant by Landlord or its representative, Tenant grants Landlord and its management company a non-exclusive, transferable, royalty free, worldwide license to the use thereof.

Dante Picazo

06-17-2025

___________________________________ ___________________________________
Authorized Signature and Printed Name: Date

Boxerpropmancorp01/15renewalamendment

D.A.
Tenant Initials

Document Ref: WRNNR-YGNBK-IX6RU-YEQHE

CERTIFICATE *of* SIGNATURE

REF. NUMBER
WRNNR-YGNBK-IX6RU-YEQHE

DOCUMENT COMPLETED BY ALL PARTIES ON
18 JUN 2025 15:59:11 UTC

SIGNER	TIMESTAMP	SIGNATURE
DANTE PICAZO EMAIL DPICAZO@MSN.COM	SENT 17 JUN 2025 19:00:37 UTC VIEWED 17 JUN 2025 19:01:37 UTC SIGNED 17 JUN 2025 19:03:33 UTC	Dante Picazo IP ADDRESS 98.196.131.65 LOCATION HOUSTON, UNITED STATES
RECIPIENT VERIFICATION	EMAIL VERIFIED 17 JUN 2025 19:01:37 UTC	
LEASE REVIEWER 1 EMAIL STEMMONSLEASEREVIEW@BOXERPROPERTY.COM	SENT 17 JUN 2025 19:00:37 UTC VIEWED 18 JUN 2025 08:10:08 UTC SIGNED 18 JUN 2025 15:41:14 UTC	L.R. IP ADDRESS 27.54.171.194 LOCATION AHMEDABAD, INDIA
RECIPIENT VERIFICATION	EMAIL VERIFIED 18 JUN 2025 08:10:08 UTC	

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PAGE 1 OF 2

CERTIFICATE *of* SIGNATURE

REF. NUMBER
WRNNR-YGNBK-IX6RU-YEQHE

DOCUMENT COMPLETED BY ALL PARTIES ON
18 JUN 2025 15:59:11 UTC

SIGNER	TIMESTAMP	SIGNATURE
KATHRYN FANSLER EMAIL KATHRYN.FANSLER@BOXERPROPERTY.COM	SENT 17 JUN 2025 19:00:37 UTC VIEWED 18 JUN 2025 15:58:32 UTC SIGNED 18 JUN 2025 15:59:11 UTC	 IP ADDRESS 68.253.22.169 LOCATION HOUSTON, UNITED STATES

RECIPIENT VERIFICATION

EMAIL VERIFIED
18 JUN 2025 15:58:32 UTC

Signed with PandaDoc

PAGE 2 OF 2